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                                                     Exhibit 23.2


               Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-15786, No. 33-25316, and No. 33-50784) of NRG Generating (U.S.) Inc. (formerly known as O'Brien Environmental Energy, Inc.) of our report dated October 7, 1994, appearing in this Form 10-K.




Coopers & Lybrand L.L.P.
Philadelphia, Pennsylvania
March 24, 1997

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